LORD ABBETT CALIFORNIA TAX FREE FUND

Supplement dated December 21, 2010 to the

Summary Prospectus dated February 1, 2010

The following replaces the chart on page 7 of the subsection titled “Investment Adviser – Portfolio Managers” in the summary prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006
Daphne Car, Portfolio Manager	2007

Please retain this document for your future reference.